                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                   TWELVE-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      12

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      13
                            FINANCIAL STATEMENTS      17
                   NOTES TO FINANCIAL STATEMENTS      22
                  REPORT OF INDEPENDENT AUDITORS      26
                      DIVIDEND REINVESTMENT PLAN      27
       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29
                    RESULTS OF SHAREHOLDER VOTES      30
                 TRUSTEE AND OFFICER INFORMATION      31

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

-------------------------------
AMEX Ticker Symbol - VKC
-------------------------------

-----------------------------------------------------------------------
One-year total return(1)                                     22.39%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      3.63%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.82%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.51%
-----------------------------------------------------------------------
Commencement date                                          11/01/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.27%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.26%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.45%
-----------------------------------------------------------------------
Net asset value                                              $10.25
-----------------------------------------------------------------------
Closing common share market price                            $10.14
-----------------------------------------------------------------------
One-year high common share market price (06/27/02)           $10.24
-----------------------------------------------------------------------
One-year low common share market price (07/23/01)             $8.76
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state income tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2002
- AAA/Aaa............  84.4%   [PIE CHART]
- AA/Aa..............   5.7%
- A/A................   5.4%
- BBB/Baa............   4.5%
As of June 30, 2001
- AAA/Aaa............  76.2%   [PIE CHART]
- AA/Aa..............  16.1%
- A/A................   5.4%
- BBB/Baa............   2.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended June 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
7/01                                                                       0.0380                             0.0000
8/01                                                                       0.0380                             0.0000
9/01                                                                       0.0410                             0.0000
10/01                                                                      0.0410                             0.0000
11/01                                                                      0.0445                             0.0000
12/01                                                                      0.0445                             0.0663
1/02                                                                       0.0485                             0.0000
2/02                                                                       0.0500                             0.0000
3/02                                                                       0.0500                             0.0000
4/02                                                                       0.0500                             0.0000
5/02                                                                       0.0500                             0.0000
6/02                                                                       0.0530                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2002                      JUNE 30, 2001
                                                                       -------------                      -------------
Public Education                                                           15.60                              15.20
Tax District                                                               14.30                              16.00
Water & Sewer                                                              12.70                              14.70
General Purpose                                                            12.60                              10.50
Public Building                                                             7.60                               3.80

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1992 through June 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/92                                                                      10.1500                             9.8750
                                                                          10.3300                            10.2500
                                                                          10.3000                            10.2500
                                                                          10.7100                            10.5000
6/93                                                                      10.9600                            10.8750
                                                                          11.5300                            11.1250
                                                                          11.4100                            11.6250
                                                                          10.4300                            10.7500
6/94                                                                      10.3000                            10.6250
                                                                          10.2100                            10.5000
                                                                           9.7000                             9.6250
                                                                          10.3400                            10.2500
6/95                                                                      10.4000                            10.7500
                                                                          10.4200                            11.1250
                                                                          10.8700                            11.3750
                                                                          10.3800                            11.3750
6/96                                                                      10.2800                            10.8750
                                                                          10.4600                            11.6250
                                                                          10.4600                            11.8750
                                                                          10.1900                            11.6250
6/97                                                                      10.4500                            12.1875
                                                                          10.6700                            12.8750
                                                                          10.6900                            12.3125
                                                                          10.6800                            11.8750
6/98                                                                      10.6700                            12.1250
                                                                          10.9900                            11.6875
                                                                          10.5000                            11.5000
                                                                          10.4200                            10.8750
6/99                                                                       9.9300                             9.8750
                                                                           9.4800                             9.0625
                                                                           8.8900                             7.5625
                                                                           9.3200                             8.1250
6/00                                                                       9.3600                             8.3750
                                                                           9.6500                             8.6870
                                                                          10.2000                             8.4370
                                                                          10.1900                             8.6600
6/01                                                                       9.9900                             8.8300
                                                                          10.4500                             9.5300
                                                                          10.0600                             9.3400
                                                                           9.8800                             9.4500
6/02                                                                      10.2500                            10.1400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JOSEPH PIRARO; VICE PRESIDENT, ROBERT WIMMEL, VICE PRESIDENT AND JACK REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The past 12 months have been
generally favorable for municipal bonds. While there have been both up and down periods within that time, the general trend has been for solid performance and increasing investor appetite.

    Much of the performance of municipal bonds over the first half of the period was driven by falling interest rates. The vigilance of the Federal Reserve Board ("the Fed") resulted in a string of interest-rate cuts that lasted through the end of 2001. Falling rates are generally beneficial for bonds, whose prices move in the opposite direction of their yields. Rates did not fall evenly across the yield curve, however. Uncertainty about the future prospects for economic growth kept longer-term rates higher than short-term rates, and the differential between the two increased throughout the period.

    The yield curve steepened still further through the second half of the period when it became clear that a turnaround in the economy was unlikely to happen as quickly as had been anticipated. During that time, investors also developed a growing mistrust of the equity markets in the wake of an ongoing string of high-profile accounting scandals. These scandals combined with a generally unfavorable equity market to make bonds and bond funds an increasingly popular choice for individual investors.

    Issuance in this environment was very heavy, and by some measures is on track in the first six months of 2002 to surpass 1993, the previous record issuance year. Much of this activity has been driven by municipalities seeking to lock in lower financing rates by either refinancing existing debt or issuing entirely new bonds. In some cases, declining tax receipts have led issuers to the capital markets to help finance their ongoing activities. The surge in supply was generally well balanced against investors' appetite for municipal bonds.

    California's market spent much of the period in the news. The state's power crisis eventually subsided, though not before draining billions of dollars from the state coffers. California also suffered heavily from the collapse of the technology bubble as well as from a steep decline in tax receipts that took its budget from surplus to deficit in one year. These difficulties led the major ratings agencies to downgrade California's general debt in the last quarter of 2001.

    While these developments had a short-term effect on California yield spreads, they did not seem to have a lasting effect on the market for California bonds. The state's relatively high tax rates have historically ensured steady demand from resident investors seeking double tax-free yields. Non-resident investors were also quick to buy when the state's yield spreads widened, which helped to keep the market on a somewhat even keel. As a result, while issuance was up, it remained fairly well balanced by demand.

Q   HOW DID THE TRUST PERFORM
    IN THIS ENVIRONMENT?

A   The portfolio continued to offer a
competitive level of tax-exempt income. The trust's monthly dividend of $0.053 per share translated to a distribution rate of 6.27 percent based on the trust's closing common share market price on June 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.26 percent on a taxable investment (for an investor in the 44.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the 12 months through June 30, 2002, the trust produced a total return of 22.39 percent based on common share market price. This reflects an increase in common share market price from $8.83 per share on June 30, 2001, to $10.14 per share on June 30, 2002. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 7.06 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   The trust's relative outperformance
was driven largely by two factors. First, we have adopted a fairly conservative stance with the portfolio with regard to credit quality. This helped keep the trust relatively stable during California's credit downgrade. It also made the portfolio more responsive when the market rallied, since higher-quality bonds tend to respond more quickly to falling interest rates than those of lower quality.

    The trust also benefited from its yield curve positioning. Our analysis indicated that the intermediate part of the curve offered what we believed to be the best value, and we focused many of our purchases there. This proved to be a boon to performance, as the intermediate portion of the yield curve has historically outperformed when the curve steepens.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE TRUST?

A   As mentioned earlier, we have
adhered to our conservative strategy of keeping the portfolio's credit quality high. This policy is even more important in times of economic and market turmoil, when the liquidity of higher-quality bonds can be a great help to the portfolio. These bonds also offer the potential for greater price appreciation in times of falling interest rates. As a result of our purchases, more than 90 percent of the portfolio was invested in bonds rated A or higher by the end of the period.

    Falling interest rates have led many issuers to call their bonds in order to refinance them. The portfolio contained several such issues, and as a result had some of its holdings called away. This kind of activity is typical in times of low interest rates, and we will continue to watch the portfolio closely for any additional issues that become eligible for refinancing.

    In terms of sectors, the overall strategy was to maintain the trust's well-diversified structure. When making purchases, our strong preference during the period was for bonds backed by such essential services as education and transportation. These services are necessary in both good economic times and bad, and as a result offer a measure of stability in turbulent markets.

    While we did not dramatically adjust the portfolio's overall interest-rate profile, we did shift some assets along the yield curve. As mentioned earlier, our analysis indicated that the intermediate part of the yield curve offered the greatest potential for total return. We were also able to find several issues with premium coupons that were priced, and thus performed, as though their maturity were identical to their call date. These bonds offer the double benefit of relatively high income with the interest-rate sensitivity of an intermediate bond, and we were able to put several attractively priced issues into the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TRUST AND THE MARKETS IN THE COMING MONTHS?

A   In our view, the economic picture
is very murky at this time. It's far from clear when the economy could turn the corner, and some market participants are even talking about the potential for a double-dip recession. On a more positive note, inflation seems to be well under control, and the Fed seems unlikely to raise interest rates aggressively in the very near future.

    In California the economy seems to be showing some preliminary signs of stabilizing in spite of the budget deficit. We believe the real estate market is strong, and the technology sector appears to be finding its footing, although many companies are still suffering. We anticipate that issuance will continue to be high, and that investor demand for California debt will continue to be strong. Our goal remains to keep the trust's credit profile high, attempting to help give shareholders something of a cushion if the state's financial problems worsen.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1-percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time-to-maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time-to-maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  155.1%
$1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Cent (AMBAC Insd)........  5.875%   12/01/19   $ 1,084,880
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev
          Ctf Lincoln Glen Manor Sr Citizens (CA MTG
          Insd).......................................  6.100    02/15/25     1,064,290
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)............................  6.400    08/15/30     1,081,830
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
          Insd).......................................  4.750    06/01/20     1,181,442
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd).......................................  5.600    09/01/24     1,469,426
   790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)...............  6.000    12/15/15       866,677
 1,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D....................  5.000    04/01/17     1,025,960
   835    California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd).......................  6.000    03/01/16       900,965
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A........................  6.125    12/01/19     1,070,490
   755    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................  6.100    08/01/29       787,556
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd).......................  5.850    08/01/17     1,044,440
 1,000    California Infrastructure & Econ Dev Bk Rev
          (MBIA Insd).................................  5.500    06/01/15     1,087,320
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd) (a)....  6.000    07/01/27     1,023,100

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
$  475    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................  7.800%   02/01/28   $   546,487
 2,000    California St (FGIC Insd)...................  5.000    10/01/23     1,988,200
 1,000    California St Univ Fresno Assn Inc Rev Sr
          Aux Organization Event Ctr..................  6.000    07/01/22     1,015,820
 1,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/15     1,039,150
 1,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/16     1,030,890
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd).................................  5.000    06/01/21     1,002,460
 1,280    El Cerrito, CA Redev Agy Tax Alloc Redev
          Proj Area Ser B Rfdg (MBIA Insd)............  5.250    07/01/15     1,367,885
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk
          Redev & Hsg Proj B (MBIA Insd)..............  5.000    09/01/19     1,009,230
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................  5.250    12/01/19     1,028,730
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
          Proj Rfdg (MBIA Insd).......................  5.000    09/01/22     1,000,230
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/30       195,320
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (b)............................... 0/7.050   01/01/10     1,034,320
 1,000    Irvine, CA Pub Facs & Infrastructure Auth
          Assmt Rev Ser B (AMBAC Insd)................  5.000    09/02/22       994,270
   800    Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus Ser A (AMBAC Insd)...........  5.000    08/01/19       810,760
   745    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd).....................  7.375    12/15/06       765,346
 1,000    Los Angeles, CA Uni Sch Dist 1997 Election
          Ser E (MBIA Insd)...........................  5.500    07/01/17     1,080,280
 1,000    Los Angeles, CA Uni Sch Dist Ser D
          (Prerefunded @ 07/01/10) (FGIC Insd)........  5.625    07/01/15     1,143,160
 2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg..................................  4.750    07/01/22     1,921,320

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
$1,405    Moorpark, CA Uni Sch Dist Ser A.............  5.375%   08/01/18   $ 1,487,979
 1,800    Mountain View Los Altos, CA Un High Sch Dist
          Ctfs Partn (MBIA Insd)......................  5.625    08/01/16     1,801,818
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
          Ser A (MBIA Insd) (a).......................  5.500    05/01/19     1,092,920
 1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
          Proj (AMBAC Insd)...........................  5.125    06/15/33     1,000,780
 2,000    Redding, CA Jt Pwrs Fin Auth Elec Sys Rev
          Ser A (MBIA Insd)...........................  5.500    06/01/11     2,150,100
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................  4.750    08/01/21       970,030
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)........................  5.000    08/01/28       980,660
 1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized).......................  5.000    07/20/18     1,007,590
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
          Growth Ser A (FSA Insd).....................  5.000    09/01/16     1,032,790
 2,000    San Jose, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser F Rfdg (MBIA Insd).............  5.000    09/01/17     2,056,940
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....  5.600    08/01/23     1,089,820
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)..............................  5.800    09/02/18     1,413,707
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.................................  5.500    07/01/20       600,258
 1,325    Sweetwater, CA Auth Wtr Rev (c).............  5.500    04/01/18     1,411,549
 1,000    University of CA Rev Multi Purp Proj Ser M
          (FGIC Insd).................................  5.125    09/01/17     1,039,240
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  155.1%
  (Cost $48,603,818).....................................................    51,798,415
SHORT-TERM INVESTMENT  0.9%
  (Cost $300,000)........................................................       300,000
                                                                            -----------
TOTAL INVESTMENTS  156.0%
  (Cost $48,903,818).....................................................    52,098,415
OTHER ASSETS IN EXCESS OF LIABILITIES  3.9%..............................     1,300,976

PREFERRED SHARES  (59.9%)................................................   (20,003,973)
                                                                            -----------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $33,395,418
                                                                            ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CA MTG--California Mortgage Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002

ASSETS:
Total Investments (Cost $48,903,818)........................  $52,098,415
Cash........................................................    1,593,925
Receivables:
  Interest..................................................      757,004
  Investments Sold..........................................      570,000
Other.......................................................          978
                                                              -----------
    Total Assets............................................   55,020,322
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,395,736
  Investment Advisory Fee...................................       26,294
  Affiliates................................................        4,479
Trustees' Deferred Compensation and Retirement Plans........      143,687
Accrued Expenses............................................       50,735
                                                              -----------
    Total Liabilities.......................................    1,620,931
Preferred Shares............................................   20,003,973
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $33,395,418
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($33,395,418 divided by
  3,257,560 shares outstanding).............................  $     10.25
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................  $    32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    3,194,597
Accumulated Undistributed Net Investment Income.............      408,079
Accumulated Net Realized Gain...............................      195,748
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $33,395,418
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 400 issued with liquidation preference of $50,000
  per share)................................................  $20,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $53,395,418
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest....................................................  $2,830,212
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     320,151
Preferred Share Maintenance.................................      65,645
Trustees' Fees and Related Expenses.........................      24,770
Legal.......................................................      14,806
Custody.....................................................       3,756
Other.......................................................      99,844
                                                              ----------
    Total Expenses..........................................     528,972
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,301,240
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  241,341
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,538,046
  End of the Period.........................................   3,194,597
                                                              ----------
Net Unrealized Appreciation During the Period...............     656,551
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  897,892
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (347,185)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,851,947
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2002    JUNE 30, 2001
                                                          ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................  $ 2,301,240      $ 2,362,442
Net Realized Gain........................................      241,341          170,390
Net Unrealized Appreciation During the Period............      656,551        1,735,693
Distributions to Preferred Shareholders:
  Net Investment Income..................................     (347,185)        (745,287)
                                                           -----------      -----------
Change in Net Assets from Operations.....................    2,851,947        3,523,238

Distributions to Common Shareholders:
  Net Investment Income..................................   (1,786,643)      (1,455,948)
  Net Realized Gain......................................     (215,976)          (7,688)
                                                           -----------      -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      849,328        2,059,602

NET ASSETS:
Beginning of the Period..................................   32,546,090       30,486,488
                                                           -----------      -----------
End of the Period (Including accumulated undistributed
  net investment income of $408,079 and $199,922,
  respectively)..........................................  $33,395,418      $32,546,090
                                                           ===========      ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      ------------------------------
                                                      2002 (e)     2001       2000
                                                      ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $   9.99   $   9.36   $   9.93
                                                      --------   --------   --------
  Net Investment Income.............................       .71        .73        .76
  Net Realized and Unrealized Gain/Loss.............       .28        .58       (.44)
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...........................      (.11)      (.23)      (.22)
                                                      --------   --------   --------
Total from Investment Operations....................       .88       1.08        .10
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................       .55        .45        .53
    Net Realized Gain...............................       .07        -0-*       .14
                                                      --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD..................  $  10.25   $   9.99   $   9.36
                                                      ========   ========   ========

Common Share Market Price at End of the Period......  $  10.14   $   8.83   $  8.375
Total Return (a)....................................    22.39%     10.99%     -8.14%
Net Assets at End of the Period (In millions).......  $   33.4   $   32.5   $   30.5
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (b)..............................     1.59%      1.65%      1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...................     6.90%      7.33%      8.25%
Portfolio Turnover..................................       24%        16%        60%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)..............................      .99%      1.02%       .88%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...................     5.86%      5.02%      5.82%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................       400        400        400
Asset Coverage Per Preferred Share (d)..............  $133,498   $131,365   $126,216
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred Share............  $ 50,000   $ 50,000   $ 50,000

* Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Ratios reflect the effect of dividend payments to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

YEAR ENDED JUNE 30,
------------------------------------------------------------------------------
      1999       1998       1997       1996       1995       1994       1993
------------------------------------------------------------------------------
    $  10.67   $  10.45   $  10.28   $  10.40   $  10.30   $  10.96   $  10.15
    --------   --------   --------   --------   --------   --------   --------
         .78        .85        .89        .91        .95        .96        .97
        (.37)       .53        .39        -0-*       .11       (.74)       .78
        (.20)      (.22)      (.21)      (.23)      (.23)      (.16)      (.17)
    --------   --------   --------   --------   --------   --------   --------
         .21       1.16       1.07        .68        .83        .06       1.58
         .62        .72        .75        .75        .72        .71        .66
         .33        .22        .15        .05        .01        .01        .11
    --------   --------   --------   --------   --------   --------   --------
    $   9.93   $  10.67   $  10.45   $  10.28   $  10.40   $  10.30   $  10.96
    ========   ========   ========   ========   ========   ========   ========

    $  9.875   $ 12.125   $12.1875   $ 10.875   $  10.75   $ 10.625   $ 10.875
     -11.17%      7.77%     21.40%      9.02%      8.67%      4.32%     18.49%
    $   32.3   $   34.5   $   33.6   $   32.9   $   33.0   $   32.6   $   34.5
       1.67%      1.57%      1.58%      1.65%      1.65%      1.53%      1.57%
       7.38%      8.00%      8.54%      8.76%      9.35%      8.70%      9.21%
         33%        53%        30%        19%        16%        11%        18%

       1.05%       .99%       .99%      1.03%      1.02%       .97%       .98%
       5.49%      5.91%      6.51%      6.57%      7.02%      7.28%      7.62%

         400        400        400        400        400        400        400
    $130,843   $136,309   $134,055   $132,192   $132,521   $131,433   $136,284
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2002, the Trust had $1,411,549 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to July 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $40,745 increase in cost of securities and a corresponding $40,745 decrease in net unrealized appreciation based on securities held by the Trust on July 1, 2001.

    The effect of this change for the year ended June 30, 2002 was to increase net investment income by $20,622; decrease net unrealized appreciation by $7,428 and decrease net realized gains by $13,194. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $48,855,645
                                                                ===========
Gross tax unrealized appreciation...........................    $ 3,242,770
Gross tax unrealized depreciation...........................            -0-
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 3,242,770
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                                2002       2001
Distributions paid from:
  Ordinary income...........................................  $ 68,140    $  -0-
  Long-term capital gain....................................   147,836     7,688
                                                              --------    ------
                                                              $215,976    $7,688
                                                              ========    ======

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $ 32,192
Undistributed long-term capital gain........................     181,986

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Remarketable Preferred Shares ("RP") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to RP shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this year's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended June 30, 2002, the Trust recognized expenses of approximately $2,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended June 30, 2002, the Trust recognized expenses of approximately $24,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,478,466 and $12,740,771, respectively.

4. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 2002 was 1.45%, and for the year then ended rates ranged from 1.28% to 2.65%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Municipal
Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Municipal Trust as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2002. The Trust designated 100% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust paid $147,836 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch..........................................  2,794,028             32,417
Howard J Kerr..........................................  2,785,528             40,647

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Meyers, Richard F. Powers, III, and Wayne W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1988  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1988  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (66)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1988  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(56)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and
                                                    President of funds in the Fund Complex. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (62)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1988  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 910, 106                                                  Member NASD/SIPC.
VKC ANR 8/02                                                     6961H02-AS-8/02